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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 22, 2004



                       PROTOCALL TECHNOLOGIES INCORPORATED

             (Exact name of registrant as specified in its charter)

             NEVADA                     333-86498             41-2033500
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(State or other jurisdiction of        (Commission         (I.R.S. Employer
 incorporation or organization)        File Number)       Identification No.)

47 MALL DRIVE
COMMACK, NEW YORK                                               11725
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (631) 543-3655
                                                     --------------


                             QUALITY EXCHANGE, INC.
                         EAST 49 PINERIDGE COURT, #328
                            SPOKANE, WASHINGTON 99208
          (Former name or former address, if changed since last report)




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                           CURRENT REPORT ON FORM 8-K

                       PROTOCALL TECHNOLOGIES INCORPORATED

                                  JULY 22, 2004

ITEMS 1 AND 5. CHANGES IN CONTROL OF REGISTRANT AND OTHER EVENTS AND REGULATION FD DISCLOSURE.

OVERVIEW

         On July 22, 2004, Quality Exchange, Inc., a Nevada corporation, completed a reverse merger transaction, in which it caused PTCL Acquisition Corp., a New York corporation and newly-created, wholly-owned subsidiary of Quality Exchange, to be merged with and into Protocall Technologies Incorporated, a New York corporation engaged in the business of developing and marketing a proprietary system that enables retailers to produce fully packaged digital media, on demand, at their stores and at their website fulfillment centers. As a result of the merger, Protocall will continue as a wholly-owned subsidiary of Quality Exchange, and Protocall's former security holders will acquire a majority of the outstanding shares of common stock, par value $.001 per share, of Quality Exchange. The reverse merger was consummated under New York law and pursuant to an Agreement of Merger and Plan of Reorganization, dated July 22, 2004 (the Merger Agreement), a copy of which is filed as an exhibit to this Report. Concurrently with the closing of the reverse merger, Quality Exchange completed a private placement of shares of its common stock to accredited investors, and received gross proceeds of $7,006,670.50 at the closing of the private placement.

         Immediately following the closing of the reverse merger, Quality Exchange effected a change in the name of the company from Quality Exchange to Protocall Technologies Incorporated. The corporate name change had been approved by the board of directors and the holders of a majority of the outstanding shares of common stock of Quality Exchange prior to and as part of the closing of the reverse merger.

         Protocall is filing this Current Report on Form 8-K for the purpose of providing summary information regarding the merger and the private placement. Protocall expects to file a more complete Form 8-K setting forth the information required by Items 1, 2, 4, 5, 7 and 8 of that Form within the time

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periods permitted by Form 8-K. In addition, Quality Exchange issued a press release announcing the merger and the private placement. A copy of the press release is filed as an exhibit to this Report.

THE MERGER

         Pursuant to the Merger Agreement, at closing, Quality Exchange issued 16,821,974 shares of its common stock to the former security holders of Protocall, representing 66.6% of the outstanding Quality Exchange common stock following the merger, in exchange for 100% of the outstanding capital stock of Protocall. The consideration issued in the merger was determined as a result of arm's-length negotiations between the parties.

         Quality Exchange assumed all of Protocall's obligations under the Protocall Technologies Incorporated 2000 Stock Incentive Plan. At the time of the merger, Protocall had outstanding stock options to purchase approximately 4,000,000 shares of common stock, which outstanding options were amended by action of Protocall's Board of Directors after the closing of the reverse merger to become stock options to purchase shares of common stock of Quality Exchange. In addition, all outstanding warrants issued by Protocall prior to the merger to purchase shares of Protocall common stock were amended to become Quality Exchange warrants to purchase common stock of Quality Exchange on the same terms and conditions as those warrants issued by Protocall. At the closing of the merger, all outstanding Protocall warrants were exercisable for 1,774,219 shares of Protocall common stock, and were amended to become warrants to purchase a like number of shares of Quality Exchange common stock.

THE PRIVATE OFFERING

         In connection with the merger, Quality Exchange completed the closing of a private offering of 5,605,360 shares of Quality Exchange's common stock, par value $.001 per share, at a purchase price of $1.25 per share, to accredited investors pursuant to the terms of a Confidential Private Placement Memorandum, dated May 4, 2004, as supplemented. Gross proceeds to Quality Exchange from the

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closing of the private placement were $7,006,670.50, inclusive of $1,825,000 in interim debt financing previously provided to Protocall which was converted at the closing into shares of common stock in the private placement.

         After the closing of the merger and the closing of the private placement, Quality Exchange had outstanding 25,263,057 shares of common stock, warrants to purchase 1,774,219 shares of common stock, and stock options to purchase approximately 4,000,000 shares of common stock.

         The shares of Quality Exchange common stock issued to former holders of Protocall common stock in connection with the merger, and the shares of Quality Exchange common stock issued in the private placement, were not registered under the Securities Act of 1933, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Certificates representing these shares contain a legend stating the same.

MANAGEMENT

         Pursuant to the Merger Agreement, at the closing of the merger, Bruce Newman, Peter Greenfield, Jed Schutz and Richard Ritchie were appointed to the board of directors of Quality Exchange, to serve until the next annual meeting of stockholders. In connection with the appointment of these four directors, at the closing of the merger, Andrew D. Owens, the sole member of the board of directors of Quality Exchange prior to the merger, resigned as a director of Quality Exchange. In addition, at the closing of the merger, the board of directors appointed Mr. Newman as President and Chief Executive Officer, Anthony Andrews as Executive Vice President - Corporate Development, Brenda Newman as Senior Vice President - Content and Digital Rights Management, Michael Polesky as Vice President - Finance and Chief Financial Officer, and Aaron Knoll as Director of Research and Development, of Quality Exchange.

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ACCOUNTING TREATMENT

         The merger is being accounted for as a reverse merger, since the stockholders of Protocall own a majority of the outstanding shares of common stock of Quality Exchange immediately following the merger. Protocall is deemed to be the acquiror in the reverse merger and, consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements will be those of Protocall and will be recorded at the historical cost basis of Protocall. Quality Exchange intends to carry on Protocall's business as a wholly-owned subsidiary.

CORPORATE OFFICE

         Quality Exchange has relocated its executive offices to those of Protocall at 47 Mall Drive, Commack, New York 11725, and its telephone number is
(631) 543-3655.

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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         Exhibit No.                Description

         2.1 Agreement of Merger and Plan of Reorganization, dated July 22, 2004, among Quality Exchange, Inc., PTCL Acquisition Corp. and Protocall Technologies Incorporated.

         99.1 Press Release issued by Protocall Technologies Incorporated on July 22, 2004.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 PROTOCALL TECHNOLOGIES INCORPORATED


Date:  July 26, 2004             By: /s/ Bruce Newman
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                                     Bruce Newman
                                     President and Chief Executive Officer

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                                  EXHIBIT INDEX

         Exhibit No.                Description


         2.1 Agreement of Merger and Plan of Reorganization, dated July 22, 2004, among Quality Exchange, Inc., PTCL Acquisition Corp. and Protocall Technologies Incorporated.

         99.1 Press Release issued by Protocall Technologies Incorporated on July 22, 2004.


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